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                                                                    Exhibit 99.1

                    RECAPITALIZATION OF HANOVER DIRECT, INC.
                         SUMMARY OF COUNTER OFFER TERMS

SUMMARY TERM SHEETS:

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
                                   CHELSEY RECAP PROPOSAL                           TRANSACTIONS COMMITTEE COUNTER OFFER
                                   ----------------------                           ------------------------------------
New Common Stock                   81,857,833 shares                                40,000,000 shares.

Amount of Issue                    That number of shares as will have               $46.0 million.
                                   an aggregate liquidation preference
                                   equal to 1/2 of the accreted
                                   liquidation preference of the
                                   Series B Preferred Shares at the
                                   closing date.

                                   Estimated at $56,481,905.

Liquidation                        $1.00 per share.                                 $1.00 per share.
Preference

Dividend                           Commencing January 1, 2006                       Commencing at closing and
                                   dividends shall be payable                       through and ending on March 31,
                                   quarterly at the rate of 6% per                  2005, the dividends shall be
                                   annum, with the preferred dividend               payable quarterly at the rate of
                                   rate increasing at by 1 1/2% per                 12% per annum, non-compounding,
                                   annum on each anniversary of the                 and shall be payable in HNV
                                   dividend commencement date until                 Common Stock at a rate of five
                                   redeemed.  At HNV's election,                    shares per dollar ($0.20).*
                                   dividends may be paid in kind at a               Commencing January 1, 2006,
                                   rate equal to 1% higher than the                 dividends shall be payable
                                   applicable cash dividend rate.                   quarterly at the rate of 6% per
                                                                                    annum, with the preferred
                                   The Series C Preferred Shares will               dividend rate increasing by 1
                                   be entitled to participate ratably               1/2% per annum on each
                                   with the Common Stock on a share                 anniversary of the dividend
                                   for share basis in any dividends or              commencement date until redeemed
                                   distributions paid to or with                    payable at HNV's option in cash
                                   respect to the Common Stock.  The                or HNV Common Stock.
                                   right to participate shall have
                                   anti-dilution protection.                        The New Preferred Shares will be
                                                                                    entitled to participate ratably
                                                                                    with the Common Stock on a share
                                                                                    for share basis in any dividends
                                                                                    or distributions paid to or with
                                                                                    respect
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*Note that the Company would offer the economic equivalent if it were determined that the issuance of Common shares for consideration of $0.20 would not be valid.
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
                                   CHELSEY RECAP PROPOSAL                           TRANSACTIONS COMMITTEE COUNTER OFFER
                                   ----------------------                           ------------------------------------
                                                                                    to the Common Stock. The right to
                                                                                    participate shall have anti-dilution
                                                                                    protection.

Redemption                         The Series C Preferred Shares may                The New Preferred Shares may be
                                   be redeemed in whole and not in                  redeemed in whole or in part at
                                   part, at the option of HNV at any                the option of HNV at any time
                                   time for the liquidation preference              for the liquidation preference.
                                   and any accrued and unpaid
                                   dividends (the "Redemption                       The New Preferred Shares shall
                                   Price").  The Series C Preferred                 be redeemed by the Company on
                                   shares shall be redeemed by the                  March 31, 2005 (the "Mandatory
                                   Company on January 1, 2009 (the                  Redemption Date") for the
                                   "Mandatory Redemption Date") for                 Redemption Price.  If the New
                                   the Redemption Price.  If the                    Preferred Shares are not
                                   Series C Preferred Shares are not                redeemed on or before the
                                   redeemed on or before the Mandatory              Mandatory Redemption Date, after
                                   Redemption Date, the Series C                    the Mandatory Redemption Date,
                                   Preferred Shares shall be entitled               the New Preferred Shares shall
                                   to elect one half of the Company's               be entitled to elect one half of
                                   Board of Directors.                              the Company's Board of Directors.

                                                                                    The New Preferred Shares shall
                                                                                    be subject to redemption in
                                                                                    whole or in part for the
                                                                                    liquidation preference per share
                                                                                    from time to time in connection
                                                                                    with a Specified Asset
                                                                                    Disposition, based on the
                                                                                    provisions relating thereto in
                                                                                    the Certificate of Designations
                                                                                    for the Series B Preferred
                                                                                    Stock, and subject to the
                                                                                    provisions contained in the
                                                                                    Nineteenth Amendment to the
                                                                                    Congress Financial Loan and
                                                                                    Security Agreement.

Voting                             The Series C Preferred Shares shall              The New Preferred Shares shall
                                   be entitled to one vote per share,               not be entitled to vote prior to
                                   and shall vote as a class with the               March 31, 2005, thereafter they
                                   Common Stock on any matter                       shall be entitled to one vote
                                   submitted to a vote of the Common                per share, and shall vote as a
                                   Stockholders.  The Series C                      class with the Common Stock on
                                   Preferred shares shall be                        any matter submitted to a vote
                                                                                    of the Common
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
                                   CHELSEY RECAP PROPOSAL                           TRANSACTIONS COMMITTEE COUNTER OFFER
                                   ----------------------                           ------------------------------------
                                   entitled to vote as a class on any               Stockholders. The New Preferred Shares
                                   matter that would adversely affect the           shall be entitled to vote as a
                                   Series.                                          class on any matter that would adversely
                                                                                    affect the Series at any time.

Covenants and Rights               The Series C Preferred Shares shall              The New Preferred Shares shall
                                   have such additional covenants and               have such additional covenants
                                   rights as are customary or                       and rights as are customary or
                                   necessary to give effect to the                  necessary to give effect to the
                                   foregoing.                                       foregoing.

Standstill                                                                          Chelsey would be precluded from
                                                                                    purchasing additional Common
                                                                                    Stock until March 31, 2005.  If
                                                                                    HNV shall have redeemed the New
                                                                                    Preferred Shares in full on or
                                                                                    before March 31, 2005, Chelsey
                                                                                    would be indefinitely precluded
                                                                                    from purchasing additional
                                                                                    Common Stock.

Other material terms               The agreements governing the                     The agreements governing the
and conditions:                    transaction shall, among other                   transaction shall, among other
                                   things, provide for a                            things, provide for a
                                   reconstitution of HNV's board to                 reconstitution of HNV's board to
                                   permit Chelsey to designate a                    permit Chelsey to designate a
                                   majority of directors, corporate                 two directors so long as it
                                   governance guarantees to assure                  holds at least 35% of the Common
                                   that there shall be continuing                   Stock (in a manner consistent
                                   directors of HNV who are not                     with the provisions contained in
                                   affiliated with Chelsey (who shall               the Certificate of Designations
                                   have their own counsel and                       of the Series B Preferred
                                   financial advisor at HNV's                       Stock), corporate governance
                                   expense), the assent of the                      guarantees to assure that there
                                   unaffiliated directors shall be                  shall be continuing directors of
                                   required for the approval of any                 HNV who are not affiliated with
                                   transaction with Chelsey                         Chelsey, the assent of the
                                   (including, a determination of                   unaffiliated directors shall be
                                   whether or not to redeem the Series              required for the approval of any
                                   C Preferred shares), demand and                  transaction with Chelsey
                                   piggy back registration rights with              (including, a determination of
                                   respect to the resale by Chelsey of              whether or not to redeem the New
                                   the                                              Preferred Shares), demand and
                                                                                    piggy back registration rights
                                                                                    with
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
                                   CHELSEY RECAP PROPOSAL                           TRANSACTIONS COMMITTEE COUNTER OFFER
                                   ----------------------                           ------------------------------------
                                   shares of Common Stock owned by                  respect to the resale by Chelsey of the
                                   it, the discontinuance, with                     shares of Common Stock owned by it, the
                                   prejudice, of the pending                        discontinuance, with prejudice, of the
                                   litigation, releases from Chelsey                pending litigation, releases from
                                   to HNV and its officers and                      Chelsey to HNV and its officers and
                                   directors from claims of breach of               directors from claims of breach of
                                   fiduciary duty, releases from HNV                fiduciary duty, and releases from HNV
                                   and its officers and directors from              and its officers and directors from
                                   claims against Chelsey.                          claims against Chelsey.

                                                                                    This proposal is subject to the
                                                                                    approval of the Transactions
                                                                                    Committee and the Board of
                                                                                    Directors (and their receipt of
                                                                                    an appropriate opinion of the
                                                                                    Transactions Committee's
                                                                                    financial advisors), and the
                                                                                    consent of Congress Financial.
                                                                                    Shareholder approval likely not
                                                                                    required.

Sale of Assets                                                                      HNV will hire an investment
                                                                                    bank, acceptable to HNV and
                                                                                    Chelsey, and will publicly
                                                                                    announce its intention to sell
                                                                                    some or all of HNV's  non-core
                                                                                    assets by March 31, 2005 to
                                                                                    effect a complete redemption of
                                                                                    the New Preferred Shares

                                                                                    The proceeds of the sale of
                                                                                    non-core assets will be used to
                                                                                    redeem the New Preferred Shares
                                                                                    subject to the provisions
                                                                                    contained in the Nineteenth
                                                                                    Amendment to the Congress
                                                                                    Financial Loan and Security
                                                                                    Agreement.


2004 Annual Meeting                                                                 HNV will put to the
of Shareholders                                                                     shareholders, at the May 2004
                                                                                    Annual Meeting of Shareholders,
                                                                                    a proposal or proposals, for
                                                                                    example to effect a reverse
                                                                                    stock split, which would, to
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
                                   CHELSEY RECAP PROPOSAL                           TRANSACTIONS COMMITTEE COUNTER OFFER
                                   ----------------------                           ------------------------------------
                                                                                    the extent permissible, create surplus
                                                                                    within the meaning of the Delaware
                                                                                    General Corporation Law such that the
                                                                                    proceeds of the sale of non-core assets
                                                                                    could be used to redeem the New
                                                                                    Preferred Shares.
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